EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Rockport Healthcare Group, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry K. Hinson, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Larrry K. Hinson
-------------------------------------
Larry K. Hinson,
Chief Financial Officer and Principal
Accounting Officer
November 11, 2004


     A signed original of this written statement required by Section 906 has been provided to Rockport Healthcare Group, Inc. and will be retained by Rockport Healthcare Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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